UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e):    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of the stockholders of Carbonite, Inc. (the “Company”) held on May 8, 2017 (the “2017 Annual Meeting”), the Company’s stockholders approved the 2017 Employee Stock Purchase Plan (the “ESPP”). The ESPP had previously been approved by the Company’s Board of Directors, subject to stockholder approval. A detailed description of the terms of the ESPP is contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2017 for the 2017 Annual Meeting under the caption “Approval of 2017 Employee Stock Purchase Plan,” and is incorporated herein by reference. This description is qualified in its entirety by the terms and conditions of the ESPP, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, there were 24,065,363 shares of the Company’s common stock represented in person or by proxy, constituting 85.18% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the 2017 Annual Meeting, and the Company’s stockholders voted upon the following proposals:

1.	The following nominees were elected to the Company’s Board of Directors as Class III directors for terms expiring at the 2020 annual meeting of stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
David Friend	18,052,333	862,096	5,150,934
Todd Krasnow	18,245,665	668,764	5,150,934

Following the 2017 Annual Meeting, Mohamad Ali, Scott Daniels and Peter Gyenes, having terms expiring in 2018, and Charles Kane and Stephen Munford, having terms expiring in 2019, will continue as directors of the Company.

2.	The selection of Ernst & Young LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Votes For	Votes Against	Votes Abstained
23,962,498	94,894	7,971

3.	The Company’s stockholders approved, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,455,887	433,966	24,576	5,150,934

4.	The Company’s stockholders approved the 2017 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,572,757	321,552	20,120	5,150,934

5.	The following nominee was elected to the Company’s Board of Directors as a Class III director for a term expiring at the 2020 annual meeting of stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Marina Levinson	17,864,747	1,049,682	5,150,934

Item 7.01:    Regulation FD Disclosure.

On May 8, 2017, the Company issued a press release announcing the appointment of Marina Levinson to its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d):    Financial Statements and Exhibits.

Exhibit 10.1	Carbonite, Inc. 2017 Employee Stock Purchase Plan (incorporated by reference from Appendix B to the Company’s definitive proxy statement filed March 27, 2017)

Exhibit 99.1	Press release dated May 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on May 8, 2017.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	General Counsel and Corporate Secretary